UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: February 28, 2015

Date of reporting period: August 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Dynamic All Market Fund

August 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 8, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Dynamic All Market Fund (the “Fund”), for the six- and 12-month periods ended August 31, 2014.

Investment Objective and Policies

The Fund’s investment objective is to maximize total return consistent with AllianceBernstein L.P.’s (the “Adviser’s”) determination of reasonable risk. Total return is the sum of capital appreciation and income. The Fund invests dynamically in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies. In making asset allocation decisions, the Adviser will use fundamental and quantitative analysis and its proprietary dynamic asset allocation process. This process generates forecasts of volatility, correlation and expected return that allow the Adviser to gauge changes in the risk/return trade-off across a range of asset classes. The Adviser may make frequent adjustments to the Fund’s asset class exposures based on this continued monitoring of risks and potential returns.

In addition, the Adviser will seek to allocate the Fund’s investments such that the Fund’s asset classes contribute to its overall expected risk and volatility in a more balanced manner than is typical in a portfolio with approximately equal allocations to equity and fixed-income securities, where volatility often can be attributed largely to equities. This means that the Fund will generally have greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. In addition to these risk considerations, the Adviser will consider its forecasts for return as well as risk in making asset allocation decisions. To achieve the overall risk/return profile that the Adviser believes is most appropriate in light of the Fund’s investment objective, a combination of direct securities investments, derivative instruments and reverse repurchase agreements will be used to gain asset class exposure so that the Fund’s aggregate exposure will generally be substantially in excess of its net assets (i.e., so that the Fund is effectively leveraged).

The asset classes in which the Fund may invest include: equity (generally large-capitalization equity securities and related derivatives; also small- and mid-capitalization equity securities and related derivatives to a lesser degree); fixed-income (sovereign debt obligations; interest rate derivatives); credit (corporate debt securities, including high-yield debt securities or “junk bonds”, and credit derivatives such as credit default swaps); real assets, including: commodities, commodity-linked derivative instruments, including futures and options thereon, and companies engaged in commodity businesses; real estate investment trusts (“REITs”) and other real estate-related securities; inflation-linked securities and related derivatives; and currencies.

The Fund’s investments within each asset class will generally be index-based—i.e., portfolios of securities intended to track the performance of a particular index and index-based

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	1

exchange-traded funds (“ETFs”) and derivatives. The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

ETFs and derivatives, such as options, futures, forwards and swaps, may provide more efficient and economical exposure to market segments than direct investments, and the Fund’s market exposures may at times be achieved almost entirely through investments in ETF shares and/or through the use of derivatives. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in cash or invested in cash equivalents, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Dynamic All Market (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the

Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Investment Results

The table on page 7 shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net); its secondary benchmark, the Barclays Global Treasury Bond Index (U.S. dollar-hedged); and its blended benchmark composed of 60% MSCI World Index (net) / 40% Barclays Global Treasury Bond Index (U.S. dollar-hedged), for the six- and 12-month periods ended August 31, 2014.

The Fund is a global, multi-asset strategy that seeks to provide higher returns, with greater consistency and less downside risk throughout market cycles, than traditional asset allocation portfolios. To accomplish this goal, the Fund diversifies exposures across asset classes and dynamically adjusts overall risk and distribution of risk across major asset categories. As a consequence, the Fund has exposures such as credit, Treasury inflation-protected securities (“TIPS”) and real assets, including commodities that are not represented in the benchmarks

2	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

and will also tend to be less influenced by equity returns than the blended benchmark.

The Fund had positive absolute returns during both periods, but lagged the primary and blended benchmarks. In both periods, equities were the best performing asset class, with strong positive returns. Bonds had only modest returns and commodities performed poorly over both periods. A strategy to diversify away from equities will inevitably underperform in an environment where stocks outerperform, given that the primary benchmark is equity only and the blended benchmark is concentrated in that asset class.

Within the Fund’s bond allocation, decisions to diversify away from U.S. Treasuries with allocations to TIPS, high yield and investment-grade credit contributed to returns over both periods; within equities, an overweight to small- and mid-cap stocks detracted from performance. A position in emerging-market equities contributed to performance over the six-month period but detracted over the 12-month period.

Derivative usage included credit default swaps and written options for investment purposes, which had an immaterial impact on performance for both periods; total return swaps for hedging and investment purposes, which added to performance for both periods; purchased options and forwards for hedging and investment purposes, which detracted from performance in both periods; futures for hedging and investment purposes, which detracted during the six-month period and added for the 12-month period; and interest rate swaps for hedging and investment purposes, which detracted during the six-month period.

Market Review and Investment Strategy

The beginning of the 12-month period ended August 31, 2014 was a time of uncertainty around the monetary policy of the U.S. Federal Reserve (the “Fed”). However, the continuation of low interest rates and a slow pace of discontinuing stimulus resulted in subsequent strong equity performance and stability in interest rates. At the beginning of 2014, growth concerns stemming from poor data in the emerging markets and a harsh winter in the U.S. and Europe led to a reversal in equity markets. The fears were short-lived as data confirmed that growth was only temporarily disrupted, and equities continued their upward path. Meanwhile, the Fed maintained its accommodative stance and other central banks have largely done the same to support growth. Since the start of 2014, interest rates have fallen. Commodities and real estate had a strong start to 2014, but poor 2013 returns; commodities have since lost value as investors adjusted to reduced prospects of inflation.

Over the 12-month period the Fund was positioned near its normal risk level, gradually increasing from a modest underweight in the beginning of the period as, in the senior investment management team’s view, risks

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	3

declined and the opportunity for diversification across asset classes improved. An above-average share of portfolio risk was held in growth-sensitive (such as equities and credit) and inflation-sensitive assets (such as commodities and REITs), while a materially below-normal share of risk

was held in defensive assets (such as government bonds). Within asset categories, opportunities in emerging-market credit, long-dated crude oil and Japanese equities led to overweight positions over the course of the reporting period.

4	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index (net) and the Barclays Global Treasury Bond Index (U.S. dollar hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The Barclays Global Treasury Bond Index (U.S. dollar hedged) represents the performance of Treasuries within global investment-grade fixed-income markets. The blended benchmark represents a blended performance barometer consisting of a mix of each Index as noted. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of the Fund’s assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value (“NAV”), when one of these asset classes is performing better or worse than others.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are more fully discussed in the Fund’s prospectus.

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Dynamic All Market Fund
Class 1*	4.49%	14.66%

Class 2*	4.50%	14.91%

Class A	4.51%	14.56%

Class C	4.04%	13.77%

Advisor Class†	4.61%	14.95%

Primary Benchmark: MSCI World Index (net)	5.61%	21.10%

Secondary Benchmark: Barclays Global Treasury Bond Index (U.S. dollar hedged)	3.61%	6.32%

Blended Benchmark: 60% MSCI World (net) / 40% Barclays Global Treasury Bond Index (U.S. dollar hedged)	4.81%	15.08%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	14.66%	14.66%
Since Inception†	8.83%	8.83%

Class 2 Shares*
1 Year	14.91%	14.91%
Since Inception†	9.07%	9.07%

Class A Shares
1 Year	14.56%	9.65%
Since Inception†	8.78%	7.07%

Class C Shares
1 Year	13.77%	12.77%
Since Inception†	8.02%	8.02%

Advisor Class Shares‡
1 Year	14.95%	14.95%
Since Inception†	9.11%	9.11%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 4.28%, 4.03%, 5.48%, 6.21% and 5.20% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 1.05%, 0.80, 1.05%, 1.80% and 0.80% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before July 1, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception date: 12/16/2011.

‡

Advisor Class share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	6.54%
Since Inception†	7.04%

Class 2 Shares*
1 Year	6.78%
Since Inception†	7.31%

Class A Shares
1 Year	1.87%
Since Inception†	5.33%

Class C Shares
1 Year	4.72%
Since Inception†	6.24%

Advisor Class Shares‡
1 Year	6.75%
Since Inception†	7.29%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception date: 12/16/2011.

‡

Please note that Advisor Class share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/ or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,045.10	$5.57	1.08%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%
Class C
Actual	$1,000	$1,040.40	$9.26	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Advisor Class
Actual	$1,000	$1,046.10	$4.13	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class R
Actual	$1,000	$1,043.40	$6.70	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class K
Actual	$1,000	$1,043.80	$5.41	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000	$1,046.00	$4.13	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%

10	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class 1
Actual	$1,000	$1,044.90	$5.41	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class 2
Actual	$1,000	$1,045.00	$4.12	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	11

Expense Example

PORTFOLIO SUMMARY

August 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $12.8

PORTFOLIO BREAKDOWN†

Developed Markets Equities
U.S. Large Cap	21.05%
International Large Cap	16.48%
U.S. Mid-Cap	3.51%
U.S. Small-Cap	3.51%

Other Equities
Emerging Market Equities	6.86%
Real Estate Equities	4.01%

Fixed Income
U.S. Bonds	27.38%
International Bonds	32.70%
TIPS	44.94%

Opportunistic Assets
Commodities	18.15%
Emerging Credit	2.14%
High Yield Credit	5.88%

*	All data are as of August 31, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

†	All data are as of August 31, 2014. The Fund’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages is in excess of 100% in light of the leveraging effect of the derivative transactions.

12	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 45.0%
United States – 45.0%
U.S. Treasury Inflation Index 0.125%, 4/15/18-4/15/19 (TIPS)	U.S.$	1,428	$1,456,566
0.625%, 7/15/21 (TIPS)		794	829,471
1.125%, 1/15/21 (TIPS)		749	802,664
1.25%, 7/15/20 (TIPS)		602	652,462
1.375%, 7/15/18-1/15/20 (TIPS)		885	956,286
1.625%, 1/15/18 (TIPS)		188	201,943
1.875%, 7/15/19 (TIPS)		442	490,728
2.125%, 1/15/19 (TIPS)		320	354,880

Total Inflation-Linked Securities (cost $5,788,980)			5,745,000

		Shares
INVESTMENT COMPANIES – 24.3%
Funds and Investment Trusts – 24.3%
iShares Core MSCI Emerging Markets ETF		17,116	923,579
iShares MSCI EAFE ETF		1,647	109,871
iShares MSCI Emerging Markets ETF		61	2,749
SPDR S&P 500 ETF Trust		3,890	780,762
Vanguard Mid-Cap ETF		3,740	453,176
Vanguard REIT ETF		5,020	387,443
Vanguard Small-Cap ETF		3,870	452,287

Total Investment Companies (cost $2,826,253)			3,109,867

		Contracts
OPTIONS PURCHASED – PUTS – 0.5%
Options on Indices – 0.1%
iShares MSCI EAFE Expiration: Oct 2014, Exercise Price: $ 64.00(a)(b)		68	2,686
iShares MSCI EAFE Expiration: Oct 2014, Exercise Price: $ 42.00(a)(b)		104	2,392
S&P 500 Index Expiration: Oct 2014, Exercise Price: $ 1,880.00(a)(b)		5	3,925
S&P 500 Index Expiration: Nov 2014, Exercise Price: $ 1,860.00(a)(b)		4	5,660

			14,663

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	13

Consolidated Portfolio of Investments

		Notional Amount (000)		U.S. $ Value

Swaptions – 0.4%
IRS Swaption, JPMorgan Chase Bank, NA Expiration: Aug 2015, Pay 2.80% Receive 3-Month LIBOR (BBA) (b)		3,000		$20,388

IRS Swaption, JPMorgan Chase Bank, NA Expiration: Aug 2015, Pay 3.50% Receive 3-Month LIBOR (BBA)(b)		2,000		15,787
IRS Swaption, JPMorgan Chase Bank, NA Expiration: Aug 2015, Pay 4.00% Receive 3-Month LIBOR (BBA)(b)		1,000		10,556

				46,731

Total Options Purchased – Puts (cost $88,660)				61,394

		Shares
SHORT-TERM INVESTMENTS – 27.3%
Investment Companies – 17.1%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.07%(c)(d) (cost $2,187,756)		2,187,756		2,187,756

		Principal Amount (000)
U.S. Treasury Bills – 10.2%
U.S. Treasury Bill Zero Coupon, 10/16/14 (cost $1,299,976)	U.S.$	1,300		1,299,973

Time Deposits – 0.0%
BBH, Grand Cayman 0.005%, 9/01/14	HKD	– 0	–*	– 0	–
3.95%, 9/01/14	ZAR	– 0	–*	– 0	–

Total Time Deposits (cost $0)				– 0	–

Total Short-Term Investments (cost $3,487,732)				3,487,729

Total Investments – 97.1% (cost $12,191,625)				12,403,990
Other assets less liabilities – 2.9%				373,108

Net Assets – 100.0%				$12,777,098

14	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Australian 10 Yr Bond Futures	4	September 2014	$441,427	$459,437	$18,010
Brent Oil Futures	1	October 2014	106,360	103,190	(3,170)
Canadian 10 Yr Bond Futures	7	December 2014	876,980	884,126	7,146
Coffee Futures	1	December 2014	72,750	75,450	2,700
Copper Futures	1	December 2014	79,850	79,013	(837)
Corn Futures	7	December 2014	128,625	127,663	(962)
Cotton No.2 Futures	2	December 2014	77,370	66,570	(10,800)
Crude Oil Futures	1	October 2014	97,070	95,960	(1,110)
Euro STOXX 50 Index Futures	21	September 2014	867,535	874,332	6,797
Euro-Bund Futures	5	September 2014	960,852	995,580	34,728
FTSE 100 Index Futures	4	September 2014	437,620	451,848	14,228
Gasoline RBOB Futures	1	October 2014	113,690	110,162	(3,528)
Gold Futures	3	October 2014	393,090	385,950	(7,140)
Lean Hog Futures	2	October 2014	84,880	78,500	(6,380)
Live Cattle Futures	1	October 2014	61,340	60,570	(770)
LME Nickel Futures	1	November 2014	112,416	112,764	348
LME PRI Aluminum Futures	2	November 2014	101,538	104,925	3,387
LME Zinc Futures	1	November 2014	59,819	59,000	(819)
Long Gilt Futures	6	December 2014	1,116,717	1,130,961	14,244
Natural Gas Futures	5	October 2014	195,150	203,250	8,100
Nikkei 225 Index Futures	1	September 2014	147,532	148,459	927
NY Harbor ULSD Futures	1	October 2014	119,372	120,124	752
S&P 500 E-Mini Futures	17	September 2014	1,649,775	1,701,190	51,415
Silver Futures	1	December 2014	97,410	97,460	50
Soybean Futures	1	November 2014	53,250	51,213	(2,037)
Soybean Meal Futures	2	October 2014	79,320	72,620	(6,700)
Soybean Oil Futures	3	October 2014	69,300	57,618	(11,682)
SPI 200 Futures	1	September 2014	126,271	131,323	5,052
Sugar No. 11 Futures	6	October 2014	119,213	104,093	(15,120)
TOPIX Index Futures	4	September 2014	475,218	491,238	16,020
U.S. T-Note 10 Yr Futures (CBT)	29	December 2014	3,633,836	3,647,656	13,820
U.S. Ultra Bond Futures (CBT)	2	December 2014	305,359	311,000	5,641
Wheat (CBT) Futures	6	December 2014	85,275	84,525	(750)
WTI Crude Oil Futures	1	December 2018	87,450	87,260	(190)

					$131,370

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	15

Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	AUD	51	USD	48	9/17/14	$86
Brown Brothers Harriman & Co.	AUD	72	USD	67	9/17/14	(552)
Brown Brothers Harriman & Co.	CAD	68	USD	64	9/17/14	1,210
Brown Brothers Harriman & Co.	CAD	95	USD	87	9/17/14	(800)
Brown Brothers Harriman & Co.	CHF	110	USD	122	9/17/14	2,663
Brown Brothers Harriman & Co.	EUR	277	USD	372	9/17/14	7,609
Brown Brothers Harriman & Co.	GBP	174	USD	292	9/17/14	3,213
Brown Brothers Harriman & Co.	GBP	13	USD	22	9/17/14	(18)
Brown Brothers Harriman & Co.	JPY	3,990	USD	39	9/17/14	246
Brown Brothers Harriman & Co.	NOK	380	USD	61	9/17/14	(345)
Brown Brothers Harriman & Co.	NZD	153	USD	129	9/17/14	1,408
Brown Brothers Harriman & Co.	SEK	1,293	USD	190	9/17/14	5,100
Brown Brothers Harriman & Co.	USD	114	AUD	123	9/17/14	744
Brown Brothers Harriman & Co.	USD	149	CAD	163	9/17/14	784
Brown Brothers Harriman & Co.	USD	122	CHF	110	9/17/14	(2,601)
Brown Brothers Harriman & Co.	USD	96	GBP	56	9/17/14	(2,900)
Brown Brothers Harriman & Co.	USD	78	JPY	8,003	9/17/14	(1,338)
Brown Brothers Harriman & Co.	USD	195	NOK	1,169	9/17/14	(6,364)
Brown Brothers Harriman & Co.	USD	130	NZD	153	9/17/14	(2,527)
Brown Brothers Harriman & Co.	USD	320	SEK	2,166	9/17/14	(10,348)
Brown Brothers Harriman & Co.	USD	18	CAD	20	12/15/14	94
Brown Brothers Harriman & Co.	USD	46	JPY	4,682	12/15/14	(858)
Deutsche Bank AG	USD	399	EUR	294	9/17/14	(11,931)
Deutsche Bank AG	USD	326	GBP	195	9/17/14	(2,781)

						$(20,206)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 22 5 Year Index, 6/20/19*	(5.00)%	3.08%		$119	$(10,797)	$(2,294)
CDX-NAHY Series 22 5 Year Index, 6/20/19*	(5.00)	3.08		129	(11,697)	(1,395)
CDX-NAHY Series 22 5 Year Index, 6/20/19*	(5.00)	3.08		10	(899)	(107)
iTraxx Europe Crossover - 21 5 Year index, 6/20/19*	(5.00)	2.42	EUR	100	(16,243)	(1,482)

16	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00%	2.23%		$129	$12,419	$4,583
CDX-NAHY Series 21 5 Year Index, 12/20/18*	5.00	2.77		69	6,692	2,148
CDX-NAHY Series 22 5 Year Index, 6/20/19*	5.00	3.08		129	11,697	878
CDX-NAHY Series 22 5 Year Index, 6/20/19*	5.00	3.08		248	22,493	1,882
CDX-NAIG Series 21 5 Year Index, 12/20/18*	1.00	0.49		100	2,347	1,178
CDX-NAIG Series 22 5 Year Index, 6/20/19*	1.00	0.57		380	8,379	2,100
CDX-NAIG Series 22 5 Year Index, 6/20/19*	1.00	0.57		90	1,984	570
CDX-NAIG Series 22 5 Year Index, 6/20/19*	1.00	0.57		50	1,102	392
CDX-NAIG Series 22 5 Year Index, 6/20/19*	1.00	0.57		250	5,513	1,199
iTraxx Europe Crossover - 19 5 Year Index, 6/20/18*	5.00	1.73	EUR	88	14,947	11,805
iTraxx Europe Crossover - 21 5 Year index, 6/20/19*	5.00	2.42		180	29,237	1,711
iTraxx Europe - 21 5 Year Index, 6/20/19*	1.00	0.60		90	2,491	260
iTraxx Europe - 21 5 Year Index, 6/20/19*	1.00	0.60		100	2,767	796
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 20 5 Year Index, 6/20/18*	5.00	2.44		$50	4,960	3,239
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.43		90	2,116	1,510

					$89,508	$28,973

*	Termination date

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	17

Consolidated Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00%	0.36%		$60	$1,390	$112	$1,278
Barclays Bank PLC
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.36		60	1,390	94	1,296
Citibank, NA
CDX-EM Series 21 5 Year Index, 6/20/19*	5.00	2.77		250	26,245	25,303	942
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.36		120	2,781	10	2,771
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.43		30	706	130	576
iTraxx Europe - 18 5 Year Index, 12/20/17*	1.00	0.39	EUR	60	1,749	(866)	2,615
iTraxx Europe - 18 5 Year Index, 12/20/17*	1.00	0.39		45	1,311	(289)	1,600
Goldman Sachs Bank USA
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	2.23		$99	9,553	1,443	8,110
JPMorgan Chase Bank, NA
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.24		20	394	(66)	460
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.24		110	2,169	(215)	2,384
iTraxx Europe - 16 5 Year Index, 12/20/16*	1.00	0.30	EUR	30	720	(562)	1,282
iTraxx Europe - 18 5 Year Index, 12/20/17*	1.00	0.39		45	1,312	(295)	1,607

					$49,720	$24,799	$24,921

*	Termination date

18	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA MSCI AC Far East Ex Japan USD	89	1 Month LIBOR Plus 0.23%	USD	34	11/17/14	$63
SPDR S&P 500 ETF	1,404	1 Month LIBOR Plus 0.27%		275	6/15/15	6,993
SPDR S&P 500 ETF	1,148	1 Month LIBOR Plus 0.27%		225	6/15/15	5,718
Deutsche Bank AG iShares FTSE EPRA/NAREIT Developed Real Estate ex-US Index Fund	35	1 Month LIBOR Plus 0.40%		129	5/15/15	727

						$13,501

*	Principal amount less than 500.

(a)	One contract relates to 100 shares.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Currency Abbreviation:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	19

Consolidated Portfolio of Investments

Glossary:

AC – All Country

BBA – British Bankers Association

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

EAFE – Europe, Australia, and Far East

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

WTI – West Texas Intermediate

See notes to consolidated financial statements.

20	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

August 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $10,003,869)	$10,216,234
Affiliated issuers (cost $2,187,756)	2,187,756
Cash	48,644
Due from broker	561,534	(a)
Receivable for investment securities sold	281,027
Receivable from Adviser	28,898
Upfront premiums paid on credit default swaps	27,092
Unrealized appreciation on credit default swaps	24,921
Unrealized appreciation on forward currency exchange contracts	23,157
Unrealized appreciation on total return swaps	13,501
Receivable for variation margin on futures	9,144
Dividends and interest receivable	7,672

Total assets	13,429,580

Liabilities
Payable for investment securities purchased	466,662
Unrealized depreciation on forward currency exchange contracts	43,363
Due to Custodian	15,234
Transfer Agent fee payable	4,426
Upfront premiums received on credit default swaps	2,293
Payable for variation margin on centrally cleared credit default swaps	601
Distribution fee payable	420
Accrued expenses and other liabilities	119,483

Total Liabilities	652,482

Net Assets	$12,777,098

Composition of Net Assets
Capital stock, at par	$123
Additional paid-in capital	12,001,847
Distributions in excess of net investment income	(124,567)
Accumulated net realized gain on investment and foreign currency transactions	510,131
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	389,564

	$12,777,098

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	21

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$853,994	79,654	$10.72	*

C	$260,311	24,391	$10.67

Advisor	$1,291,891	120,202	$10.75

R	$10,403	1,004	$10.36

K	$10,396	1,004	$10.35

I	$10,329,317	997,055	$10.36

1	$10,390	1,004	$10.35

2	$10,396	1,004	$10.35

*	The maximum offering price per share for Class A shares was $11.20, which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

22	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended August 31, 2014 (unaudited)

Investment Income
Interest	$76,950
Dividends
Unaffiliated issuers	9,190
Affiliated issuers	1,620
Securities lending income	205	$87,965

Expenses
Advisory fee (see Note B)	38,144
Distribution fee—Class A	1,077
Distribution fee—Class C	925
Distribution fee—Class R	26
Distribution fee—Class K	13
Distribution fee—Class 1	13
Transfer agency—Class A	3,550
Transfer agency—Class C	851
Transfer agency—Advisor Class	6,161
Transfer agency—Class R	11
Transfer agency—Class K	7
Transfer agency—Class I	6,233
Transfer agency—Class 1	6
Transfer agency—Class 2	6
Custodian	42,460
Registration fees	35,420
Audit and tax	34,535
Administrative	29,528
Legal	22,274
Printing	15,233
Directors’ fees	3,287
Miscellaneous	17,933

Total expenses	257,693
Less: expenses waived and reimbursed by the Adviser (see Note B)	(204,621)

Net expenses		53,072

Net investment income		34,893

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(41,046)
Swaps		89,819
Futures		577,674
Options written		2,707
Foreign currency transactions		73,286
Net change in unrealized appreciation/depreciation of:
Investments		73,883
Swaps		5,998
Futures		(197,812)
Options written		(903)
Foreign currency denominated assets and liabilities		(51,994)

Net gain on investment and foreign currency transactions		531,612

Contributions from Adviser (see Note B)		69

Net Increase in Net Assets from Operations		$566,574

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	23

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$34,893	$(68,905)
Net realized gain on investment and foreign currency transactions	702,440	730,249
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(170,828)	117,112
Contributions from Adviser (see Note B)	69	– 0	–

Net increase in net assets from operations	566,574	778,456
Dividends and Distributions to Shareholders from
Net investment income
Class A	(31)	(6,900)
Class C	(38)	(920)
Advisor Class	(224)	(23,867)
Class R	(20)	(196)
Class K	(33)	(225)
Class I	(45,665)	(251,457)
Class 1	(35)	(228)
Class 2	(46)	(254)
Net realized gain on investment and foreign currency transactions
Class A	(14,514)	(43,138)
Class C	(4,539)	(9,078)
Advisor Class	(22,399)	(103,285)
Class R	(191)	(984)
Class K	(191)	(984)
Class I	(189,840)	(976,915)
Class 1	(191)	(984)
Class 2	(191)	(984)
Capital Stock Transactions
Net increase	222,357	961,705

Total increase	510,783	319,762
Net Assets
Beginning of period	12,266,315	11,946,553

End of period (including distributions in excess of net investment income of $(124,567) and $(113,368), respectively)	$12,777,098	$12,266,315

See notes to consolidated financial statements.

24	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of ten portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Select US Long/Short Portfolio, AllianceBernstein Concentrated Growth Fund and AllianceBernstein Multi-Manager Alternative Strategies Fund (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. AllianceBernstein Concentrated Growth Fund commenced operations on February 28, 2014. AllianceBernstein Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Dynamic All Market Fund (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Dynamic All Market (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2014, net assets of the Fund were $12,777,098, of which $1,510,649, or approximately 12%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class R, Class K and Class I shares are not currently being offered. As of August 31, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K, Class I, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	25

Notes to Consolidated Financial Statements

redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 1 and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as

26	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

of the 61st day prior to maturity. Fixed-income as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	27

Notes to Consolidated Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

28	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2014:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$5,745,000		$	– 0	–	$5,745,000
Investment Companies		3,109,867		– 0	–		– 0	–	3,109,867
Options Purchased - Puts		– 0	–	61,394			– 0	–	61,394
Short-Term Investments:
Investment Companies		2,187,756		– 0	–		– 0	–	2,187,756
U.S. Treasury Bills		– 0	–	1,299,973			– 0	–	1,299,973
Time Deposits		– 0	–	– 0	–#		– 0	–	– 0	–

Total Investments in Securities		5,297,623		7,106,367			– 0	–	12,403,990
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	24,921			– 0	–	24,921
Centrally Cleared Credit Default Swaps		– 0	–	34,251			– 0	–	34,251	†
Futures		160,341		43,024			– 0	–	203,365	†
Forward Currency Exchange Contracts		– 0	–	23,157			– 0	–	23,157
Total Return Swaps		– 0	–	13,501			– 0	–	13,501
Liabilities
Centrally Cleared Credit Default Swaps		– 0	–	(5,278)			– 0	–	(5,278	)†
Futures		(71,995)		– 0	–		– 0	–	(71,995	)†
Forward Currency Exchange Contracts		– 0	–	(43,363)			– 0	–	(43,363)

Total^		$5,385,969		$7,196,580		$	– 0	–	$12,582,549

#	Amount less than $0.50.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	29

Notes to Consolidated Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Interest Rate Swaps			Total
Balance as of 2/28/14		$2,267			$2,267
Accrued discounts/ (premiums)		– 0	–		– 0	–
Realized gain (loss)		2,200			2,200
Change in unrealized appreciation/ depreciation		(2,267)			(2,267)
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Settlements		(2,200)			(2,200)
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 8/31/14	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 8/31/14**	$	– 0	–	$	– 0	–

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying consolidated statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

30	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	31

Notes to Consolidated Financial Statements

positions taken or expected to be taken on federal and state income tax returns for all open tax years (and all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $209,983 were deferred and amortized on a straight line basis over a one year period starting from December 16, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80%, 1.05% and 0.80% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until February 28, 2015. No repayment will be made

32	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before December 15, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before February 28, 2015. For the six months ended August 31, 2014, such reimbursements/waivers amounted to $175,093. For the period from inception through August 31, 2014, such reimbursements/waivers amounted to $1,116,923, which is subject to repayment, not to exceed the amount of offering expenses. Prior to July 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.10% of daily average net assets for Class A.

For the six months ended August 31, 2014, the Adviser reimbursed the Fund $69 for trading losses incurred due to trade entry errors.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended August 31, 2014, the reimbursement for such services amounted to $29,528.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,995 for the six months ended August 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $276 from the sale of Class A shares and received $1 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended August 31, 2014.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	33

Notes to Consolidated Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended August 31, 2014 is as follows:

Market Value February 28, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2014 (000)	Interest Income (000)
$ 5,314	$4,385	$7,511	$2,188	$2

Brokerage commissions paid on investment transactions for the six months ended August 31, 2014 amounted to $2,351, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,522, $65, $110 and $137 for Class C, Class R, Class K, and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares. Prior to July 1, 2014, the Fund paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares.

34	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended August 31, 2014, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$4,502,564	$3,121,774
U.S. government securities	4,103,390	1,855,930

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, futures and swaps) are as follows:

Gross unrealized appreciation	$291,494
Gross unrealized depreciation	(79,129)

Net unrealized depreciation	$212,365

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	35

Notes to Consolidated Financial Statements

During the six months ended August 31, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended August 31, 2014, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other

36	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended August 31, 2014, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended August 31, 2014, the Fund held written options for non-hedging purposes.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	37

Notes to Consolidated Financial Statements

For the six months ended August 31, 2014, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 2/28/14	100			$1,225
Options written	1,200			14,420
Options expired	(100)			(632)
Options bought back	(1,200)			(15,013)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/14	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement

38	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	39

Notes to Consolidated Financial Statements

Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended August 31, 2014, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of August 31, 2014, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $224,116.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

40	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended August 31, 2014, the Fund held credit default swaps for non-hedging purposes

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended August 31, 2014, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enter into separate International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	41

Notes to Consolidated Financial Statements

specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund or the Subsidiary and the respective counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and the Subsidiary’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction.

At August 31, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$93,589	*

Interest rate contracts	Investments in securities, at value	46,731

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	23,157		Unrealized depreciation on forward currency exchange contracts	$43,363

Credit contracts	Unrealized appreciation on credit default swaps	24,921

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	34,251	*	Receivable/Payable for variation margin on centrally cleared swaps	5,278	*

42	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on futures	$15,337	*	Receivable/Payable for variation margin on futures	$71,995	*

Equity contracts	Unrealized appreciation on total return swaps	13,501

Equity contracts	Receivable/Payable for variation margin on futures	94,439	*

Equity contracts	Investment in securities, at value	14,663

Total		$360,589			$120,636

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the six months ended August 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$2,200	$(2,267)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	242,867	42,264

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	22,825	(12,455)

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	43

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$43,467	$(49,808)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	27,748	(3,620)

Commodity contacts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	101,993	(222,217)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	59,871	11,885

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation of futures	232,814	(17,859)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(73,863)	(4,424)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,707	(903)

Total		$662,629	$(259,404)

44	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the six months ended August 31, 2014:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$244,398	(a)
Average notional amount of sale contracts	$1,433,022

Credit Default Swaps:
Average notional amount of sale contracts	$887,362

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,110,943
Average principal amount of sale contracts	$843,937

Futures:
Average notional amount of buy contracts	$13,591,503

Interest Rate Swaps:
Average notional amount	$390,243	(b)

Total Return Swaps:
Average notional amount	$528,204

Purchased Options:
Average monthly cost.	$67,532

(a)	Positions were open for two months during the period.

(b)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2014.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Deutsche Bank AG*	$2,392	$	– 0	–	$	– 0	–	$	– 0	–	$2,392
JPMorgan Chase Bank, N.A.*	3,925		– 0	–		– 0	–		– 0	–	3,925
Morgan Stanley & Co. LLC*	8,346		(157)			– 0	–		– 0	–	8,189

Total	$14,663		$(157)		$	– 0	–	$	– 0	–	$14,506

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	45

Notes to Consolidated Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, N.A.	$14,164	$	– 0	–	$	– 0	–	$	– 0	–	$14,164
Barclays Bank PLC	1,390		– 0	–		– 0	–		– 0	–	1,390
Brown Brothers Harriman & Co.	23,157		(23,157)			– 0	–		– 0	–	– 0	–
Citibank, N.A.	32,792		– 0	–		– 0	–		– 0	–	32,792
Deutsche Bank AG	727		(727)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	9,553		– 0	–		– 0	–		– 0	–	9,553
JPMorgan Chase Bank, N.A.	51,326		– 0	–		– 0	–		– 0	–	51,326

Total	$133,109		$(23,884)		$	– 0	–	$	– 0	–	$109,225	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citibank, N.A.*	$575	– 0	–	$	– 0	–	$	– 0	–	$575
Morgan Stanley & Co. LLC*	157	(157)			– 0	–		– 0	–	– 0	–

Total	$732	$(157)		$	– 0	–	$	– 0	–	$575

OTC Derivatives:
Brown Brothers Harriman & Co	$28,651	$(23,157)		$	– 0	–	$	– 0	–	$5,494
Deutsche Bank AG	14,712	(727)			– 0	–		– 0	–	13,985

Total	$43,363	$(23,884)		$	– 0	–	$	– 0	–	$19,479	^

The following table presents the Subsidiary’s derivative assets by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Subsidiary as of August 31, 2014.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC*	$9,275	$	– 0	–	$	– 0	–	$	– 0	–	$9,275

Total	$9,275	$	– 0	–	$	– 0	–	$	– 0	–	$9,275

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2014.

^	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

46	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $205 and $43 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	47

Notes to Consolidated Financial Statements

the six months ended August 31, 2014; these amounts are reflected in the consolidated statement of operations. At August 31, 2014, the Fund had no securities on loan and did not receive cash collateral. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended August 31, 2014 is as follows:

Market Value February 28, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2014 (000)
$ 278	$3,355	$3,633	$	– 0 –

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28, 2014	Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28, 2014

Class A
Shares sold	27,978	38,441	$297,870	$406,952

Shares issued in reinvestment of dividends and distributions	1,314	4,561	14,093	46,210

Shares redeemed	(10,851)	(7,145)	(115,799)	(73,293)

Net increase	18,441	35,857	$196,164	$379,869

Class C
Shares sold	13,162	7,815	$142,744	$83,660

Shares issued in reinvestment of dividends and distributions	410	877	4,385	8,917

Shares redeemed	(1,030)	(2,431)	(10,750)	(24,664)

Net increase	12,542	6,261	$136,379	$67,913

Advisor Class
Shares sold	1,146	48,907	$12,046	$516,290

Shares issued in reinvestment of dividends and distributions	2,086	12,306	22,429	124,799

Shares redeemed	(13,558)	(12,212)	(144,661)	(127,166)

Net increase (decrease)	(10,326)	49,001	$(110,186)	$513,923

Class R, Class K, Class I, Class 1 and Class 2 did not have any transactions in capital shares for the six months ended August 31, 2014 and the year ended February 28, 2014, respectively.

48	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	49

Notes to Consolidated Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending February 28, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended February 28, 2014 and February 28, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$735,266	$572,293
Long-term capital gains	685,133	10,864

Total taxable distributions	1,420,399	583,157

Total distributions paid	$1,420,399	$583,157

50	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Notes to Consolidated Financial Statements

As of February 28, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$209,005
Undistributed capital gains	68,875
Unrealized appreciation/(depreciation)	(176,866	)(a)

Total accumulated earnings/(deficit)	$101,014

(a)

The differences between book-basis and tax basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of February 28, 2014, the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	51

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended August 31, 2014	Year Ended February 28,	December 16, 2011(a) to February 29,
(unaudited)	2014	2013	2012

Net asset value, beginning of period	$ 10.44	$ 10.93	$ 10.66	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	(.10)	(.05)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.45	.74	.67	.67
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.47	.64	.62	.66

Less: Dividends and Distributions
Dividends from net investment income	.00	(d)	(.15)	(.11)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.19)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.19)	(1.13)	(.35)	– 0	–

Net asset value, end of period	$ 10.72	$ 10.44	$ 10.93	$ 10.66

Total Return
Total investment return based on net asset value(e)	4.51%	6.42%	5.95%	6.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$854	$639	$277	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08	%(f)	1.10%	1.10%	1.10	%(f)
Expenses, before waivers/reimbursements	4.96	%(f)	5.49%	6.44%	88.21	%(f)
Net investment income (loss)(c)	.30	%(f)	(.95)%	(.49)%	(.62	)%(f)
Portfolio turnover rate	78%	132%	127%	16%

See footnote summary on page 59.

52	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28,	December 16, 2011(a) to February 29,
2014	2013	2012

Net asset value, beginning of period	$ 10.44	$ 10.94	$ 10.65	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.17)	(.13)	(.03)
Net realized and unrealized gain on investment and foreign currency transactions	.45	.75	.66	.68
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.42	.58	.53	.65

Less: Dividends and Distributions
Dividends from net investment income	.00	(d)	(.10)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.19)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.19)	(1.08)	(.24)	– 0	–

Net asset value, end of period	$ 10.67	$ 10.44	$ 10.94	$ 10.65

Total Return
Total investment return based on net asset value(e)	4.04%	5.83%	5.12%	6.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$260	$124	$61	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.80	%(f)	1.80%	1.80%	1.80	%(f)
Expenses, before waivers/reimbursements	5.68	%(f)	6.17%	8.23%	88.84	%(f)
Net investment loss(c)	(.48	)%(f)	(1.63)%	(1.22)%	(1.29	)%(f)
Portfolio turnover rate	78%	132%	127%	16%

See footnote summary on page 59.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	53

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28,	December 16, 2011(a) to February 29,
2014	2013	2012

Net asset value, beginning of period	$ 10.46	$ 10.98	$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.03	(.06)	(.00	)(d)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.45	.74	.64	.68
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.48	.68	.64	.67

Less: Dividends and Distributions
Dividends from net investment income	.00	(d)	(.22)	(.09)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.19)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.19)	(1.20)	(.33)	– 0	–

Net asset value, end of period	$ 10.75	$ 10.46	$ 10.98	$ 10.67

Total Return
Total investment return based on net asset value(e)	4.61%	6.87%	6.18%	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,292	$1,365	$895	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(f)	.80%	.80%	.80	%(f)
Expenses, before waivers/reimbursements	4.69	%(f)	5.16%	6.60%	88.12	%(f)
Net investment income (loss)(c)	.58	%(f)	(.62)%	(.05)%	(.31	)%(f)
Portfolio turnover rate	78%	132%	127%	16%

See footnote summary on page 59.

54	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2014	2013

Net asset value, beginning of period	$ 10.13	$ 10.70	$ 10.62	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00	(d)	(.11)	(.05)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	.44	.72	.63	.68
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.44	.61	.58	.66

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.20)	(.25)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.19)	(.98)	(.25)	– 0	–

Total dividends and distributions	(.21)	(1.18)	(.50)	(.04)

Net asset value, end of period	$ 10.36	$ 10.13	$ 10.70	$ 10.62

Total Return
Total investment return based on net asset value(e)	4.34%	6.25%	5.68%	6.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(f)	1.30%	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements	4.46	%(f)	4.54%	5.66%	8.89	%(f)
Net investment income (loss)(c)	.08	%(f)	(1.04)%	(.51)%	(.79	)%(f)
Portfolio turnover rate	78%	132%	127%	16%

See footnote summary on page 59.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	55

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2014	2013

Net asset value, beginning of period	$ 10.13	$ 10.70	$ 10.62	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	(.08)	(.03)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.42	.71	.64	.67
Contributions from Adviser.	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.44	.63	.61	.66

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.22)	(.28)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.19)	(.98)	(.25)	– 0	–

Total dividends and distributions	(.22)	(1.20)	(.53)	(.04)

Net asset value, end of period	$ 10.35	$ 10.13	$ 10.70	$ 10.62

Total Return
Total investment return based on net asset value(e)	4.38%	6.55%	5.98%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(f)	1.05%	1.05%	1.05	%(f)
Expenses, before waivers/reimbursements	4.14	%(f)	4.27%	5.37%	8.61	%(f)
Net investment income (loss)(c)	.33	%(f)	(.79)%	(.26)%	(.54	)%(f)
Portfolio turnover rate	78%	132%	127%	16%

See footnote summary on page 59.

56	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2014	2013

Net asset value, beginning of period	$ 10.13	$ 10.70	$ 10.63	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.03	(.06)	(.00	)(d)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.44	.72	.62	.68
Contributions from Adviser.	00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.47	.66	.62	.67

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.25)	(.31)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.19)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.24)	(1.23)	(.55)	(.04)

Net asset value, end of period	$ 10.36	$ 10.13	$ 10.70	$ 10.63

Total Return
Total investment return based on net asset value(e)	4.60%	6.84%	6.15%	6.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,329	$10,098	$10,670	$10,596
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(f)	.80%	.80%	.80	%(f)
Expenses, before waivers/reimbursements	3.88	%(f)	4.00%	5.12%	8.34	%(f)
Net investment income (loss)(c)	.58	%(f)	(.54)%	(.01)%	(.30	)%(f)
Portfolio turnover rate	78%	132%	127%	16%

See footnote summary on page 59.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	57

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28,	December 16, 2011(a) to February 29,
2014	2013	2012

Net asset value, beginning of period	$ 10.12	$ 10.69	$ 10.62	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	(.08)	(.03)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.43	.72	.63	.67
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.45	.64	.60	.66

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.23)	(.29)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.19)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.22)	(1.21)	(.53)	(.04)

Net asset value, end of period	$ 10.35	$ 10.12	$ 10.69	$ 10.62

Total Return
Total investment return based on net asset value(e)	4.49%	6.58%	5.91%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(f)	1.05%	1.05%	1.05	%(f)
Expenses, before waivers/reimbursements	4.11	%(f)	4.24%	5.34%	8.57	%(f)
Net investment income (loss)(c)	.33	%(f)	(.79)%	(.26)%	(.54	)%(f)
Portfolio turnover rate	78%	132%	127%	16%

See footnote summary on page 59.

58	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended August 31, 2014 (unaudited)	Year Ended February 28,	December 16, 2011(a) to February 29,
2014	2013	2012

Net asset value, beginning of period	$ 10.13	$ 10.70	$ 10.63	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.03	(.06)	(.00	)(d)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.43	.72	.62	.68
Contributions from Adviser	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.46	.66	.62	.67

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.25)	(.31)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.19)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.24)	(1.23)	(.55)	(.04)

Net asset value, end of period	$ 10.35	$ 10.13	$ 10.70	$ 10.63

Total Return
Total investment return based on net asset value(e)	4.50%	6.85%	6.16%	6.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(f)	.80%	.80%	.80	%(f)
Expenses, before waivers/reimbursements	3.86	%(f)	3.99%	5.10%	8.36	%(f)
Net investment income (loss)(c)	.58	%(f)	(.54)%	(.01)%	(.29	)%(f)
Portfolio turnover rate	78%	132%	127%	16%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	59

Consolidated Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Daniel J. Loewy(2) , Vice President

Brian T. Brugman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110-1548

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Dynamic Allocation Portfolio Team. Mr. Daniel J. Loewy and Mr. Brian T. Brugman are primarily responsible for the day-to-day management of the Fund’s Portfolio.

60	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Board of Directors

Information Regarding the Review and Approval of the Portfolio’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Dynamic All Market Fund (the “Portfolio”) at a meeting held on August 4-7, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	61

capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement of administrative expenses in the Portfolio’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2012 or 2013.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s

62	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Index (the Portfolio’s primary benchmark), the Barclays Capital Global Treasury Bond Index and its blended benchmark (60% MSCI World Index/40% Barclays Global Treasury Bond Index (US dollar hedged), in each case for the 1-year period ended May 31, 2014, and (in the case of comparisons with the benchmarks) the period since inception (December 2011 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period. The Portfolio outperformed the Barclays Global Treasury Bond Index (US dollar hedged) in the 1-year period and the period since inception. It lagged the MSCI World Index and its blended benchmark (60% MSCI World Index/40% Barclays Capital Global Treasury Bond Index (US dollar hedged)) in both periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual advisory fee rate of 60 basis points was lower than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.512% had been waived by the Adviser. The directors noted that a substantial portion of the fee rate for the Portfolio was for the Adviser’s asset allocation services in respect of index products that pay an advisory fee to an adviser not affiliated with the Adviser and that such fee would also be borne indirectly by the investors in the Portfolio.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	63

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a rate equal to the Portfolio’s flat fee rate but had breakpoints. The assets of the Portfolio were lower than the first breakpoint in the institutional fee schedule so application of that fee schedule to the Portfolio’s net assets would result in the same fee rate as that being paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rates earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a somewhat similar investment style as the Portfolio for a higher fee.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of

64	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting an expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints. The directors had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	65

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Dynamic All Market Fund (the “Fund”), 2 prepared by Philip L. Kirstein, the Senior Officer of the Portfolio for the Directors of the Portfolio, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual Portfolio companies for like services;
3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	It should be noted that the information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

66	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Fund	Net Assets 06/30/14 ($MIL)	Fee
Dynamic All Market Fund	$12.8	0.60% of average daily net assets

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser was entitled to receive $61,500 (0.512% of the Fund’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ written notice prior to the Fund’s prospectus update. In addition, set forth below are the Fund’s gross expense ratios for the most recent annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
Dynamic All Market Fund[4]	Class A	1.10%	5.49%	February 28
	Class C	1.80%	6.17%
	Class R	1.30%	4.54%
	Class K	1.05%	4.27%
	Class I	0.80%	4.00%
	Advisor	0.80%	5.16%
	Class 1	1.05%	4.24%
	Class 2	0.80%	3.99%

3	Jones v. Harris at 1427.
4	During the Fund’s most recently completed fiscal year, the Fund purchased and held positions in several Exchange-Traded Funds (“ETF”), which accounted for 7.93% of the Fund’s average net assets. The Fund’s acquired fees and expense ratio related to the ETF holdings was 0.0085%.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	67

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual Funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual Fund since establishing a new mutual Fund requires a large upfront investment and it may take a long time for the Fund to achieve profitability since the Fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual Fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual Portfolios and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

68	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on June 30, 2014 net assets.6

Fund	Net Assets 06/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee
Dynamic All Market Fund	$12.8	Dynamic All market 0.60% on 1st $500 million 0.50% on the balance Minimum account size: $250 m	0.600%

The adviser also manages the AllianceBernstein Variable Products Series Portfolio, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee of the AVPS portfolio that has a somewhat similar investment style as the Fund.7

Fund	AVPS Portfolio	Fee
Dynamic All Market Fund	Dynamic Asset Allocation Portfolio	0.70% of average daily net assets

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Dynamic Diversified Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg	Fee[8]
Dynamic All Market Fund	Dynamic Diversified Portfolio
	Class A	1.70%
	Class I	0.90%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other Fund families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on June 30, 2014 net assets.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same fee schedule as the AVPS portfolio.

8	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	69

Fund	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
Dynamic All Market Fund	Client #1	AB Sub-Advisory Fee Schedule: 0.40% on 1st $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.400

	Client #2	AB Sub-Advisory Fee Schedule: 0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.400

	Client #3[9]	AB Sub-Advisory Fee Schedule: 0.35% on first $400 million 0.30% on the balance	0.350

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL PORTFOLIO COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10

Lipper’s analysis included the comparison of the Fund’s contractual management

9	The client is an affiliate of the Adviser.
10	The Supreme Court cautioned against accepting mutual Fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

70	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Dynamic All Market Fund	0.600	0.900	1/16

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Dynamic All Market Fund	1.100	1.210	5/16	1.192	17/60

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services, although as previously noted, the Adviser waived such reimbursement in its entirety. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.
14	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	71

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative for calendar year 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Portfolios or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Portfolio $298, $2,418 and $72 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

72	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $17,985 in fees from the Fund.

The Fund effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	73

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1 year performance return and rankings of the Fund18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the period ending May 31, 2014.20

	Fund Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
1 year	9.49	7.34	9.31	5/16	42/90

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings are for the Class A shares of the Fund. The performance returns of the Fund were provided Lipper.

19	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a Fund in/from a PU are somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a Fund had a different investment classification/objective at a different point in time.

74	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

Set forth below are the 1 year and since inception net performance returns of the Fund (in bold)21 versus its benchmark for the periods ending May 31, 2014.22

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)
Dynamic All Market Fund	9.49	9.39
60% MSCI World Index / 40% Barclays Capital	12.45	13.45
Global Treasury Index (USD Hedged) MSCI World Index	18.87	20.41
Barclays Capital Global Treasury Index (USD Hedged)	3.12	3.29
Inception Date: February 12, 1969

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 29, 2014

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for the periods through May 31, 2014.

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND •	75

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

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2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

76	• ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN DYNAMIC ALL MARKET FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DAMF-0152-0814

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: October 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: October 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: October 21, 2014